UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2004

GETTY IMAGES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23747	98-0177556
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 N 34th Street, Seattle, WA 98103

(Address of principal executive offices, including zip code)

(206) 925-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE *

On December 9, 2004, Getty Images, Inc. issued a press release announcing financial guidance for the year ending December 31, 2005, and reaffirming financial guidance for the year ending December 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

*	The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM	9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description
99.1	Press release dated December 9, 2004 announcing financial guidance for the year ending December 31, 2005, and reaffirming financial guidance for the year ending December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY IMAGES, INC.

By:	/s/ ELIZABETH J. HUEBNER
Elizabeth J. Huebner
Senior Vice President and Chief Financial Officer

Date: December 9, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 9, 2004 announcing financial guidance for the year ending December 31, 2005, and reaffirming financial guidance for the year ending December 31, 2004.